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LETTER OF TRANSMITTAL AND CONSENT
for
ACCURIDE CORPORATION

Offer to Increase Conversion Rate to 238.2119 Shares of Post-Reverse Split Common Stock
per $1,000 Principal Amount of Accuride Corporation's 7.5% Senior Convertible Notes due 2020
and Solicitation of Consents to Amend the Related Indenture
(CUSIP Nos. 00439T AA5, 00439T AC1, U0045X AA9, 00439T AB3 and 00439T AG2)

THIS CONVERSION OFFER AND THE CONSENT SOLICITATION WILL EXPIRE AT 12:00 MIDNIGHT (ONE MINUTE AFTER 11:59 P.M.), NEW YORK CITY TIME, ON FRIDAY, NOVEMBER 19, 2010, UNLESS EXTENDED.

Pursuant to, and subject to the terms and conditions described in, the Offer to Convert and
Consent Solicitation/Prospectus of Accuride Corporation, dated October 22, 2010

Deliver to the Conversion Agent for the Conversion Offer:

American Stock Transfer & Trust Co. LLC

If delivering by mail:	If delivering by hand or courier:
American Stock Transfer & Trust Company, LLC Operations Center Attention: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219
For Confirmation by Telephone: 718-921-8293

        DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND CONSENT IS COMPLETED.

        This Letter of Transmittal and Consent is to be used by holders of the 7.5% Senior Convertible Notes (the "Convertible Notes") of Accuride Corporation ("Accuride" or the "Company") in connection with (i) the offer to increase the conversion rate for holders of the Convertible Notes who surrender their Convertible Notes for conversion into shares of common stock, par value $0.01 per share, of Accuride, after giving effect to a proposed 1-for-10 reverse stock split (such common stock, after giving effect to the proposed 1-for-10 reverse stock split, the "Post-Reverse Split Common Stock"), and (ii) the solicitation of consents to certain amendments to the Indenture, dated as of February 26, 2010 (the "Indenture"), among the Company, certain of its subsidiaries, as guarantors, and Wilmington Trust FSB, as trustee (the "Trustee"), pursuant to which the Convertible Notes were issued, to eliminate the conditions to Accuride's optional redemption of the Convertible Notes and permit Accuride to redeem the Convertible Notes at par value at any time, and to eliminate substantially all the restrictive covenants and events of default with respect to the Convertible Notes (the "Proposed Amendments"), all of which shall be conducted in accordance with the terms and subject to the conditions described in the Offer to Convert and Consent Solicitation/Prospectus and this Letter of Transmittal and Consent (which, together with any amendments or supplements thereto, collectively constitute the "Conversion Offer").

        In the Conversion Offer, noteholders may surrender their Convertible Notes for conversion at a conversion rate of 238.2119 shares of Post-Reverse Split Common Stock per $1,000 principal amount of Convertible Notes, which is equivalent to a conversion price of approximately $4.20 per share of Post-Reverse Split Common Stock, plus cash paid in lieu of fractional shares (collectively, the "Conversion Consideration"). Noteholders are required to deliver consents to the Proposed Amendments in order to participate in the Conversion Offer, and noteholders may not deliver consents to the Proposed Amendments unless they surrender their Convertible Notes for conversion in the Conversion Offer. Noteholders who validly surrender their Convertible Notes for conversion in the Conversion Offer will be deemed to have consented to the Proposed Amendments.

        After completion of the Conversion Offer and subject to certain conditions, Accuride plans to sponsor an underwritten secondary offering of its common stock (the "Proposed Secondary Offering") to provide noteholders the opportunity to resell some or all of the shares of common stock received in the Conversion Offer. Noteholders may elect to participate in the Proposed Secondary Offering on a pro rata basis in accordance with the number of shares of common stock received in the Conversion Offer. Accuride will pay all fees and expenses, including the underwriting commissions, in connection with the Proposed Secondary Offering, subject to certain exceptions. Noteholders who desire to participate in the Proposed Secondary Offering must properly complete the Notice of Election enclosed with this Letter of Transmittal and Consent and deliver the completed Notice of Election directly to MacKenzie Partners, Inc., the Information Agent for the Conversion Offer.

        Holders are urged to read and review carefully in full the Offer to Convert and Consent Solicitation/Prospectus and this Letter of Transmittal and Consent.

        This Letter of Transmittal and Consent is to be used to accept the Conversion Offer and consent to the Proposed Amendments if the Convertible Notes are (i) to be surrendered by effecting a book-entry transfer into the Conversion Agent's account at The Depository Trust Company ("DTC") and instructions are not being transmitted through DTC's Automated Tender Offer Program ("ATOP") or (ii) held in certificated form and thus are to be physically delivered to the Conversion Agent. If you are using this Letter of Transmittal and Consent to accept the Conversion Offer and consent to the Proposed Amendments, you must complete this Letter of Transmittal and Consent in its entirety and then execute and deliver it, with any required signature guarantees and any other required documents, to the Conversion Agent by the expiration date in order to participate in the Conversion Offer. Any noteholder who holds Convertible Notes in certificated form must also deliver the certificates representing the Convertible Notes that the noteholder wishes to surrender in the Conversion Offer and deliver consents to the Proposed Amendments to the Conversion Agent by the expiration date. Delivery is not complete until the required items are actually received by the Conversion Agent.

        Alternatively, DTC participants may, in lieu of physically completing and signing this Letter of Transmittal and Consent and delivering it to the Conversion Agent, electronically accept the Conversion Offer, consent to the Proposed Amendments and surrender the Convertible Notes for conversion through ATOP as set forth under "The Conversion Offer and Consent Solicitation—Procedures for Surrendering Convertible Notes for Conversion in the Conversion Offer and Delivering Consents to the Proposed Amendments" in the Offer to Convert and Consent Solicitation/Prospectus. Noteholders surrendering their Convertible Notes for conversion in the Conversion Offer by book-entry transfer to the Conversion Agent's account at DTC can execute the surrender through ATOP, for which the transaction will be eligible. DTC participants that are accepting the Conversion Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Conversion Agent's account at DTC. DTC will then send an Agent's Message to the Conversion Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Conversion Offer and the consent solicitation as to execution and delivery of a Letter of Transmittal and Consent by the participant identified in the Agent's Message.

        THE CONVERSION OFFER IS NOT BEING MADE TO (NOR WILL ANY SURRENDER OF NOTES FOR CONVERSION IN THE CONVERSION OFFER BE ACCEPTED FROM OR ON BEHALF OF) NOTEHOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE CONVERSION OFFER AND THE CONSENT SOLICITATION WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

        Your broker, dealer, commercial bank, trust company or other nominee can assist you in completing this form. All of the applicable instructions included with this Letter of Transmittal and Consent must be followed. Any requests for assistance in connection with the Conversion Offer or for additional copies of the Offer to Convert and Consent Solicitation/Prospectus and this Letter of Transmittal and Consent may be directed to the MacKenzie Partners, Inc. (the "Information Agent"). Any additional questions regarding the Conversion Offer should be directed to Credit Suisse Securities (USA) LLC, the lead dealer manager and solicitation agent with respect to the Conversion Offer, and Nomura Securities International, Inc., the co-dealer manager and solicitation agent with respect to the Conversion Offer (together, the "Dealer Managers"). Contact information for the Information Agent and the Dealer Managers is set forth at the end of this Letter of Transmittal and Consent. See Instruction 11 below.

        PLEASE READ THE ENTIRE OFFER TO CONVERT AND CONSENT SOLICITATION/PROSPECTUS AND THIS LETTER OF TRANSMITTAL AND CONSENT CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL AND CONSENT.

        THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL AND CONSENT MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE OFFER TO CONVERT AND CONSENT SOLICITATION/PROSPECTUS AND THIS LETTER OF TRANSMITTAL AND CONSENT MAY BE DIRECTED TO THE INFORMATION AGENT.

        THE METHOD OF DELIVERY OF CONVERTIBLE NOTES, LETTERS OF TRANSMITTAL AND CONSENT AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE NOTEHOLDER. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, BE USED. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE NOTEHOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

        To validly surrender your Convertible Notes for conversion in the Conversion Offer and validly deliver your consent to the Proposed Amendments, you must complete the table entitled "Description of Convertible Notes Surrendered and in Respect of Which a Consent is Given" below, execute this Letter of Transmittal and Consent where indicated, and deliver this completed and executed Letter of Transmittal and Consent to the Conversion Agent.

Surrender of Convertible Notes for Conversion and
in Respect of Which a Consent is Given

        Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Conversion Agent.

DESCRIPTION OF CONVERTIBLE NOTES SURRENDERED AND IN RESPECT OF WHICH A CONSENT IS GIVEN

Convertible Notes Surrendered (Attach additional signed list if necessary)

Names(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Convertible Notes Certificate(s))	Certificate Number(s)*	Aggregate Principal Amount of Convertible Notes Represented*	Principal Amount of Convertible Notes Surrendered**

*	Need not be completed if transfer is made by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all Convertible Notes described above are being surrendered for conversion and in respect of which a consent is given. See Instruction 4.

☐
CHECK HERE IF SURRENDERED CONVERTIBLE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution

Account Number

Transaction Code Number

☐
CHECK HERE IF ANY OF THE CONVERTIBLE NOTES THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 10.

Principal amount represented by the lost or destroyed Convertible Notes

 NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Conversion Offer, the undersigned hereby (i) surrenders for conversion in the Conversion Offer the aggregate principal amount of Convertible Notes designated above, subject to the acceptance of the Convertible Notes for conversion and delivery of the Conversion Consideration, and (ii) consents to the Proposed Amendments to the Indenture with respect to such principal amount or amounts of Convertible Notes designated above.

        The undersigned hereby irrevocably constitutes and appoints the Conversion Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Conversion Agent also acts as the agent of the Company) with respect to such Convertible Notes, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Convertible Notes and all evidences of transfer and authenticity to, or effect the conversion of, such Convertible Notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Convertible Notes for conversion on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Convertible Notes.

        Subject to and effective upon the acceptance for conversion of Convertible Notes in the Conversion Offer, by executing and delivering this Letter of Transmittal and Consent the undersigned hereby:

  (1)
  irrevocably sells, assigns and transfers to or upon the Company's order, all right, title and interest in and to all the Convertible Notes surrendered hereby;

  (2)
  consents to the Proposed Amendments;

  (3)
  waives any and all rights with respect to the Convertible Notes (including any existing or past defaults and their consequences in respect of the Convertible Notes);

  (4)
  releases and discharges the Company and the Trustee under the Indenture from any and all claims the undersigned may have, now or in the future, arising out of or related to the Convertible Notes, including any claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Convertible Notes (other than as expressly provided in this Conversion Offer) or to participate in any redemption or defeasance of the Convertible Notes;

  (5)
  agrees (a) not to directly or indirectly offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any shares of the common stock received in the Conversion Offer, or enter into any hedging transaction relating to the common stock during the 120-day period beginning on the settlement date of the Conversion Offer, except for common stock sold in the Proposed Secondary Offering, (b) that this lock-up agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned, and (c) that the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of common shares issued in the Conversion Offer if such transfer would constitute a violation or breach of this lock-up agreement; provided, that this lock-up agreement will cease to be effective if the minimum participation condition of the Proposed Secondary Offering is not satisfied, the Proposed Secondary Offering is abandoned or terminated, or the Proposed Secondary Offering is not priced within 45 days of the completion of the Conversion Offer;

  (6)
  represents and warrants that the Convertible Notes surrendered for conversion in the Conversion Offer were owned as of the date of the surrender for conversion in the Conversion Offer, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind; and

  (7)
  irrevocably appoints the Conversion Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Conversion Agent also acts as the Company's agent with respect to the surrendered Convertible Notes) with full power coupled with an interest, to:

  (a)
  deliver certificates representing the Convertible Notes, or transfer ownership of the Convertible Notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon the Company's order;

  (b)
  deliver to the Company and the Trustee under the Indenture the undersigned's Letter of Transmittal and Consent as evidence of the undersigned's consent to the Proposed Amendments with respect to the undersigned's surrendered Convertible Notes and as certification that validly delivered and not revoked consents from holders of the requisite aggregate principal amount of outstanding Convertible Notes to adopt the Proposed Amendments, duly executed by holders of such Convertible Notes, have been received, all in accordance with the terms and subject to the conditions of the Offer to Convert and Consent Solicitation/Prospectus and this Letter of Transmittal and Consent; and

    (c)
    receive all benefits and otherwise exercise all rights of beneficial ownership of such Convertible Notes, all in accordance with the terms and subject to the conditions of the Offer to Convert and Consent Solicitation/Prospectus and this Letter of Transmittal and Consent.

        The undersigned understands that surrenders of Convertible Notes for conversion in the Conversion Offer pursuant to any of the procedures described in the Offer to Convert and Consent Solicitation/Prospectus and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer to Convert and Consent Solicitation/Prospectus and this Letter of Transmittal and Consent.

        The undersigned hereby represents, warrants and agrees as follows:

        (1)   the undersigned is the beneficial owner (as defined below) of, or a duly authorized representative of one or more such beneficial owners of, the Convertible Notes surrendered hereby and has full power and authority to (a) surrender the Convertible Notes and sell, assign and transfer all right, title and interest in and to such Convertible Notes, (b) consent to the Proposed Amendments, and (c) execute this Letter of Transmittal and Consent and make the representations, warranties and agreements made hereby;

        (2)   the Convertible Notes being surrendered hereby are owned as of the date of surrender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and upon acceptance of such Convertible Notes by the Company, the Company will acquire good, indefeasible and unencumbered title to such Convertible Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the same are accepted by the Company;

        (3)   the undersigned will not sell, pledge, hypothecate or otherwise encumber or transfer any Convertible Notes surrendered hereby from the date of this Letter of Transmittal and Consent and agrees that any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect;

        (4)   the undersigned will, upon request, execute and deliver any additional documents deemed by the Conversion Agent or the Company to be necessary or desirable to complete the conversion of the Convertible Notes surrendered hereby, to perfect the undersigned's consent to the Proposed Amendments or to complete the execution of the supplemental indenture with respect thereto;

        (5)   the undersigned acknowledges that none of the Company, the Dealer Managers, the Information Agent, the Conversion Agent or any person acting on behalf of any of the foregoing has made any statement, representation, or warranty, express or implied, to it with respect to the Company or its common stock, other than the information included in the Offer to Convert and Consent Solicitation/Prospectus and this Letter of Transmittal and Consent (as amended or supplemented to the expiration date);

        (6)   the undersigned has received and reviewed the Offer to Convert and Consent Solicitation/Prospectus and this Letter of Transmittal and Consent; and

        (7)   the terms and conditions set forth in the Offer to Convert and Consent Solicitation/Prospectus shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal and Consent, which shall be read and construed accordingly.

        The representations, warranties and agreements of a noteholder surrendering Convertible Notes and delivering related consents shall be deemed to be repeated and reconfirmed on and as of the expiration date and the settlement date of the Conversion Offer. For purposes of this Letter of Transmittal and Consent, the "beneficial owner" of any Convertible Notes shall mean any noteholder that exercises sole investment discretion with respect to such Convertible Notes.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Conversion Agent or by the Company to be necessary or desirable to complete the conversion of the Convertible Notes surrendered hereby.

        For purposes of the Conversion Offer and consent solicitation, the undersigned understands that the Company will be deemed to have accepted for conversion validly surrendered Convertible Notes (or defectively surrendered Convertible Notes with respect to which the Company has waived such defect) if, as and when the Company gives proper notice thereof to the Conversion Agent. Neither the Company nor the Conversion Agent is

under any obligation to notify any surrendering noteholder of the Company's acceptance of surrendered Convertible Notes prior to the expiration of the Conversion Offer.

        The undersigned understands that, notwithstanding any other provision of the Conversion Offer, the Company's obligation to accept Convertible Notes for conversion, and convert Convertible Notes, is subject to, and conditioned upon, the satisfaction of or, where applicable, the Company's waiver of, the general conditions described in the section of the Offer to Convert and Consent Solicitation/Prospectus titled "The Conversion Offer and Consent Solicitation—Conditions to the Conversion Offer and Consent Solicitation."

        Any Convertible Notes not accepted for conversion will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated herein under "Special Delivery Instructions" below. The Company reserves the right, in its sole discretion, to waive any one or more of the conditions to the Conversion Offer at any time as set forth in the section of the Offer to Convert and Consent Solicitation/Prospectus titled "The Conversion Offer and Consent Solicitation—Conditions to the Conversion Offer and Consent Solicitation."

        All authority conferred or agreed to be conferred by this Letter of Transmittal and Consent shall survive the death or incapacity of the undersigned and any obligation of the undersigned under this Letter of Transmittal and Consent shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives.

        The undersigned understands that any delivery and surrender of any Convertible Notes and the delivery of the related consents is not effective, and the risk of loss of the Convertible Notes does not pass to the Conversion Agent, until receipt by the Conversion Agent of this Letter of Transmittal and Consent (or a manually signed facsimile hereof), properly completed and duly executed, or a properly transmitted Agent's Message together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of surrenders and withdrawals of Convertible Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

        Unless otherwise indicated herein under "Special Issuance Instructions," the undersigned hereby requests that (i) shares of common stock issued upon conversion of any Convertible Notes and any principal amount of Convertible Notes not surrendered or not accepted for conversion be issued in the name of the undersigned (and in the case of Convertible Notes surrendered by book-entry transfer be credited to the account at DTC designated above) and (ii) checks for payments of any cash in lieu of fractional shares to be made in connection with the Conversion Offer be issued to the order of, and delivered to, the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned requests that any certificates representing the common stock issued upon conversion of the Convertible Notes, Convertible Notes not surrendered or not accepted for conversion and checks for payments of the Conversion Consideration to be made in connection with the Conversion Offer be delivered to the undersigned at the address shown above.

        In the event that the "Special Issuance Instructions" box or "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that common stock issued upon conversion of the Convertible Notes and any Convertible Notes not properly surrendered or not accepted for conversion be issued in the name(s) of, certificates for such common stock and/or Convertible Notes be delivered to, and checks for payments of cash in lieu of fractional shares to be made in connection with the Conversion Offer be issued in the name(s) of, and be delivered to, the person(s) at the address so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Convertible Notes from the names of the registered noteholder(s) thereof if the Company does not accept for conversion any of the Convertible Notes so surrendered.

  PLEASE SIGN ON THIS PAGE
  (To be completed by all noteholders surrendering Convertible Notes for conversion in the Conversion Offer regardless of whether such Convertible Notes are being physically delivered herewith)

          This Letter of Transmittal and Consent must be signed by the registered noteholder(s) of Convertible Notes exactly as their name(s) appear(s) on certificate(s) for the Convertible Notes or, if surrendered by a DTC participant, exactly as such participant's name appears on a security position listing as the owner of Convertible Notes, or by person(s) authorized to become registered noteholder(s) by endorsements and documents transmitted with this Letter of Transmittal and Consent. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 4.
          By completing, executing and delivering this Letter of Transmittal and Consent, the undersigned hereby surrenders the principal amount of Convertible Notes indicated in the table above entitled "Description of Convertible Notes and in Respect of Which a Consent is Given" for conversion in the Conversion Offer, and consents to the Proposed Amendments (and to the execution of the supplemental indenture effecting the Proposed Amendments).
          If the signature appearing below is not of the registered noteholder(s) of the Convertible Notes, then the registered noteholder(s) must sign a proxy, which signature must be guaranteed by an Eligible Institution.

X
X
Signature(s) of Registered noteholder(s) or Authorized Signatory

Dated:	, 2010

Name(s):
(Please Print)
Capacity:
Address:
(Including Zip Code)

Area Code and Telephone No.:

Tax Identification No.:

IMPORTANT: COMPLETE FORM W-9 PROVIDED HEREWITH OR APPLICABLE FORM W-8
SIGNATURE GUARANTEE
(See Instruction 4 below)
Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Eligible Institution Guaranteeing Signatures)
(Address (including zip code) and Telephone Number (including area code) of Firm)
(Authorized Signature)
(Title)

Dated:	, 2010

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instruction 5)

          To be completed ONLY if certificates for Convertible Notes not surrendered or not accepted for conversion or shares of common stock issued upon conversion in the Conversion Offer are to be issued in the name of, or delivery of such shares of common stock or cash in lieu of fractional shares is to be made to, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal and Consent, or if shares of common stock issued in the Conversion Offer or Convertible Notes surrendered by book-entry transfer that are not accepted for conversion are to be credited to an account maintained at DTC other than the account designated above.

Issue:
☐	Common Stock
☐	Convertible Notes
☐	Payment (check as applicable)

Name:	(Please Print)
Address:	(Include Zip Code) (Taxpayer Identification or Social Security Number) (Such person(s) must properly complete the Form W-9 herewith, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY, as applicable)

☐ Credit shares of common stock issued in the Conversion Offer or unconverted Convertible Notes by book-entry to the DTC account set forth below:
(DTC Account Number)
Number of Account Party:

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 3, 4, 5 and 7)

          To be completed ONLY if certificates for Convertible Notes not surrendered or not accepted for conversion or shares of common stock issued upon conversion in the Conversion Offer or payment for cash in lieu of fractional shares is to be sent to someone other than the person or persons whose signature(s) appear(s) within this letter of transmittal or to such person or persons at an address different from that shown in the box entitled "Description of Convertible Notes and in Respect of Which a Consent is Given" within this Letter of Transmittal and Consent.

Deliver:
☐	Common Stock
☐	Convertible Notes
☐	Payment (check as applicable)

Name:	(Please Print)
Address:	(Include Zip Code) (Taxpayer Identification or Social Security Number) (Such person(s) must properly complete the Form W-9 herewith, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY, as applicable)

☐ Credit shares of common stock issued in the Conversion Offer or unconverted Convertible Notes by book-entry to the DTC account set forth below:
(DTC Account Number)
Number of Account Party:

 INSTRUCTIONS

Forming Part of the Terms and Conditions of the Conversion Offer and the Consent Solicitation

        1.    Delivery of this Letter of Transmittal and Consent and Certificates for Convertible Notes or Book-Entry Confirmations.    To surrender Convertible Notes for conversion in the Conversion Offer and deliver consents to the Proposed Amendments, and to receive the common stock and cash in lieu of fractional shares, if any, in the Conversion Offer, you must (a) physically deliver your certificates for such Convertible Notes or a confirmation of any book-entry transfer into the Conversion Agent's account with DTC of Convertible Notes surrendered electronically, (b) properly complete, duly execute and deliver the executed copy of this Letter of Transmittal and Consent or, in the case of book-entry delivery, an Agent's Message through the ATOP facility at DTC, and (c) deliver to the Conversion Agent any other documents required by this Letter of Transmittal and Consent, each of which must be received by the Conversion Agent at its address set forth herein prior to 12:00 midnight (one minute after 11:59 p.m.), New York City time, on the expiration date. The method of delivery of this Letter of Transmittal and Consent, certificate for Convertible Notes, and all other required documents to the Conversion Agent is at the election and risk of noteholders. If such delivery is by mail, it is suggested that noteholders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the expiration date to permit delivery to the Conversion Agent prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Conversion Agent. This Letter of Transmittal and Consent and the certificates for Convertible Notes should be sent only to the Conversion Agent, not to the Company, the Trustee, the Dealer Managers, the Information Agent or DTC.

        2.    Withdrawal of Surrendered Convertible Notes.    Convertible Notes surrendered for conversion may be validly withdrawn, which will cause the consent to the Proposed Amendment to be deemed revoked, at any time up until the expiration date of the Conversion Offer. In addition, surrendered Convertible Notes and consents to the Proposed Amendments may be validly withdrawn if the Convertible Notes have not been accepted after the expiration of 40 business days from October 22, 2010. In the event of a termination of the Conversion Offer, the Convertible Notes surrendered for conversion pursuant to the Conversion Offer will be promptly returned to the surrendering noteholder.

        Holders who wish to exercise their right of withdrawal with respect to the Conversion Offer must give written notice of withdrawal delivered by mail, hand delivery or manually signed facsimile transmission, which notice must be received by the Conversion Agent at its address set forth on the first page of this Letter of Transmittal and Consent on or before the expiration date or at such other permissible times as are described herein or, in case of book-entry transfer, by a properly transmitted "Request Message" through ATOP. For a withdrawal of Convertible Notes surrendered for conversion and consents to the Proposed Amendments to be effective, a notice of withdrawal must specify the name of the person who deposited the Convertible Notes to be withdrawn (the "Depositor"), the name in which the Convertible Notes are registered (or, if surrendered by book-entry transfer, the name and number of the participant in DTC whose name appears on the security position listing as the owner of such Convertible Notes), if different from that of the Depositor, and the amount of Convertible Notes to be withdrawn. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such Convertible Notes) to the Conversion Agent, the name of the noteholder and the certificate number relating to such Convertible Notes withdrawn must also be furnished to the Conversion Agent as aforesaid prior to the physical release of the certificates for the withdrawn Convertible Notes (or, in the case of Convertible Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited with withdrawn Convertible Notes). The notice of withdrawal must be signed by the noteholder in the same manner as this Letter of Transmittal and Consent (including, in any case, any required signature guarantee(s)), or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of the Convertible Notes into the name of the person withdrawing such Convertible Notes and (y) a properly completed irrevocable proxy that authorized such person to effect such revocation on behalf of such noteholder. If the Convertible Notes to be withdrawn has been delivered or otherwise identified to the Conversion Agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of withdrawal even if physical release is not yet effected. Any amounts of Convertible Notes properly withdrawn will be deemed to be not validly surrendered for conversion for purposes of the Conversion Offer. Withdrawal of Convertible Notes can be accomplished only in accordance with the foregoing procedures.

        All questions as to the validity (including time of receipt) of notices of withdrawal will be determined by the Company in the Company's sole discretion and the Company's determinations shall be final and binding. None of the Company, the Conversion Agent, the Dealer Managers, the Information Agent, the Trustee or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal, or incur any liability for failure to give any such notification.

        3.    Partial Surrenders.    If less than the entire amount of Convertible Notes evidenced by a submitted certificate is surrendered, the surrendering noteholder must fill in the amount of Convertible Notes surrendered in the last column of the box entitled "Description of Convertible Notes and in Respect of Which a Consent is Given" herein. The entire amount of Convertible Notes delivered to the Conversion Agent will be deemed to have been surrendered, unless otherwise indicated. The amount of Convertible Notes not surrendered for conversion or not accepted for conversion will be sent (or, if surrendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the noteholder unless otherwise provided in the appropriate box on this Letter of Transmittal and Consent (see Instruction 5), promptly after the Convertible Notes are accepted for conversion.

        4.    Signatures on this Letter of Transmittal and Consent, Proxies and Endorsement; Guarantee of Signatures.    If this Letter of Transmittal and Consent is signed by the registered noteholder(s) of the Convertible Notes surrendered for conversion hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

        If any of the Convertible Notes surrendered for conversion hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal and Consent. If any Convertible Notes surrendered for conversion are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and Consent and any necessary accompanying documents as there are different names in which certificates are held.

        If this Letter of Transmittal and Consent or any certificates or proxies are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal and Consent.

        If this Letter of Transmittal and Consent is signed by the registered noteholder(s) of the Convertible Notes listed and transmitted hereby, no endorsements of certificates or separate proxies are required unless payment is to be made to, or certificates for Convertible Notes not surrendered or not accepted for purchase are to be issued to, a person other than the registered noteholder(s). Signatures on such certificates or proxies must be guaranteed as provided below.

        If this Letter of Transmittal and Consent is signed by a person other than the registered noteholder(s) of the Convertible Notes listed, the certificates representing such Convertible Notes must be properly endorsed for transfer by the registered noteholder or be accompanied by a properly completed proxy from the registered noteholder(s) in form satisfactory to the Company.

        Signatures on all Letter of Transmittal and Consent must be guaranteed by a participant in a recognized Medallion Signature Program unless the Convertible Notes surrendered for conversion thereby are surrendered (1) by a registered noteholder of Convertible Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Convertible Notes) who has not completed the box marked "Special Issuance Instructions" or the box marked "Special Delivery Instructions" in the Letter of Transmittal and Consent, or (2) for the account of an Eligible Institution. If the Convertible Notes are registered in the name of a person other than the signer of this Letter of Transmittal and Consent or if Convertible Notes not accepted for conversion or not surrendered for conversion is to be returned to a person other than the registered noteholder, then the signatures on the Letters of Transmittal and Consent accompanying the surrendered Convertible Notes must be guaranteed by a Medallion Signature Guarantor as described above.

        5.    Special Issuance and Special Delivery Instructions.    Noteholders surrendering Convertible Notes for conversion should indicate in the applicable box or boxes the name and address to which common stock issued upon conversion of Convertible Notes, Convertible Notes not surrendered for conversion or not accepted for conversion and/or checks for payment of cash in lieu of fractional shares to be made in connection with the Conversion Offer are to be issued or sent, if different from the name and address of the registered noteholder signing this Letter of Transmittal and Consent. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated and such person must properly complete a Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY, as applicable. If no instructions are given, common stock will be issued and Convertible Notes not surrendered or not accepted for conversion will be returned, to the noteholder of the Convertible Notes surrendered. Any noteholder surrendering Convertible Notes for conversion by book-entry transfer may request that common stock issued upon conversion of Convertible Notes and Convertible Notes not surrendered for conversion or not accepted for conversion be credited to such account at DTC as such noteholder may designate under the caption "Special Issuance Instructions." If no such instructions are given, common stock will be issued and any such Convertible Notes not surrendered for conversion or not accepted for conversion will be returned, by crediting the account at DTC designated above.

        6.    Taxpayer Identification Number and Withholding Taxes.    Each noteholder surrendering Convertible Notes for conversion is required to provide the Conversion Agent with the noteholder's correct taxpayer identification number ("TIN"), generally the noteholder's social security or federal employee identification number, on the

Form W-9 provided herewith, which is provided under "Important Tax Information" below, or alternatively, to establish another basis for exemption from backup withholding. A noteholder must cross out item (2) in the Certification box (Part II) on the Form W-9 provided herewith if such noteholder is subject to backup withholding. In addition to potential penalties, failure to provide the correct information on the form may subject the surrendering noteholder to U.S. federal backup withholding on the payments (in 2010, at the rate of 28%), including of the common stock and cash in lieu of fractional shares, made to the noteholder or other payee with respect to Convertible Notes surrendered pursuant to the Conversion Offer. A noteholder shall write "applied for" in the space provided in Part I of the form and complete the attached Certificate of Awaiting Taxpayer Identification Number if the surrendering noteholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future.

        In such case, the Conversion Agent will withhold (in 2010, at a rate of 28%) of all such payments until a TIN is provided to the Conversion Agent, and if the Conversion Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service. A noteholder who writes "applied for" in Part I in lieu of furnishing his or her TIN should furnish his or her TIN as soon as it is received. A noteholder surrendering Convertible Notes for conversion that is not a U.S. person may qualify as an exempt recipient by submitting to the Conversion Agent a properly completed Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (which the Conversion Agent will provide upon request), signed under penalty of perjury, attesting to that noteholder's exempt status.

        The Company or the Conversion Agent may withhold taxes equal to 30% of the fair market value of the shares of common stock payable to each Non-U.S. noteholder, as defined under "Material U.S. Federal Income Tax Consequences" in the Offer to Convert and Consent Solicitation/Prospectus, that is attributable to the adjustment in the conversion rate pursuant to the Conversion Offer, and submit the withheld amount or proceeds from the sale thereof to the Internal Revenue Service unless such Non-U.S. noteholder provides us or our paying agent with the applicable forms to demonstrate an exemption from or entitlement to a reduced withholding tax rate. See "Material U.S. Federal Income Tax Consequences—Non-U.S. Noteholders—Conversion of Convertible Notes into Common Stock" in the Offer to Convert and Consent Solicitation/Prospectus. Non-U.S. Holders should consult their own tax advisors regarding the application of the withholding tax rules to their particular circumstances, including the possibility of filing a claim for a refund of any tax withheld.

        7.    Transfer Taxes.    The Company will pay all transfer taxes applicable to the conversion of Convertible Notes pursuant to the Conversion Offer, except in the case of deliveries of certificates for Convertible Notes not surrendered for conversion or not accepted for conversion that are registered or issued in the name of any person other than the registered noteholder of Convertible Notes surrendered thereby.

        8.    Irregularities.    All questions as to the form of all documents and validity (including time of receipt) and acceptance of Convertible Notes for conversion and withdrawals of Convertible Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent surrenders of Convertible Notes will not be considered valid. The Company reserves the absolute right to reject any or all Convertible Notes surrendered for conversion that are not in proper form or the acceptance of which would, in the Company's opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of surrender as to particular Convertible Notes. The Company's interpretations of the terms and conditions of the Conversion Offer (including the instructions in this letter of transmittal) will be final and binding. Any defect or irregularity in connection with surrenders of Convertible Notes must be cured within such time as the Company determines, unless waived by the Company. Surrenders of Convertible Notes shall not have been deemed to have been made until all defects or irregularities have been waived by the Company or cured. None of the Company, the Conversion Agent, the Dealer Managers, the Information Agent or any other person will be under any duty to give notice of any defects or irregularities in surrenders of Convertible Notes, or will incur any liability to noteholders for failure to give any such notice.

        9.    Waiver of Conditions.    The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Conversion Offer in the case of any Convertible Notes surrendered for conversion, in whole or in part, at any time and from time to time.

        10.    Mutilated, Lost, Stolen or Destroyed Certificates Representing Convertible Notes.    Any noteholder whose certificates for representing Convertible Notes have been mutilated, lost, stolen or destroyed should write to the Trustee at Wilmington Trust FSB, 50 South Sixth Street, Suite 1290, Minneapolis, MN 55402.

        11.    Requests for Assistance or Additional Copies.    Any requests for assistance in connection with the Conversion Offer or for additional copies of any of the Offer to Convert and Consent Solicitation/Prospectus and the Letter of Transmittal and Consent may be directed to the Conversion Agent or the Information Agent, respectively. Any additional questions regarding the Conversion Offer should be directed to the Dealer Managers. Contact information for the Conversion Agent, the Information Agent and the Dealer Managers is set forth at the end of this Letter of Transmittal and Consent.

 IMPORTANT TAX INFORMATION

        Under United States federal income tax law, a holder whose tendered shares are accepted for payment is required by law to provide the Depositary with such holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, the IRS may subject the holder or other payee to a $50 penalty. In addition, payments that are made to such holder or other payee with respect to shares purchased pursuant to the tender offer may be subject to backup withholding.

        Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on the Substitute Form W-9. For a foreign individual to qualify as an exempt recipient, he or she must submit an applicable IRS Form W-8 (generally an IRS Form W-8BEN) signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" following the form for more instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

        Even if a foreign shareholder provides the required certification to establish an exemption from backup withholding, such holder may be subject to a 30% U.S. federal withholding tax on payments received pursuant to the tender offer. See sections 3 and 13 in the offer to purchase. Foreign shareholders are urged to consult their tax advisors regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

        If backup withholding applies, the Depositary is required to withhold at a rate of 28% in 2010 of any such payments made to the holder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes and the required information is furnished, the holder may obtain a refund from the IRS.

What Number to Provide to the Depositary

        The holder is required to give the Depositary the TIN (either a social security number or employer identification number) of the record owner of the shares. If the shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

PAYER'S NAME: American Stock Transfer & Trust Company

PAYEE'S NAME:
PAYEE'S ADDRESS:

SUBSTITUTE FORM W-9	Part I—Taxpayer Identification Number (TIN)	Part II: For Payees Exempt from Backup Withholding

Department of the Treasury Internal Revenue Service	Social Security Number OR	For Payees Exempt from Backup withholding, see the Guidelines below and complete as instructed therein.

Payer's Request for Taxpayer Identification Number (TIN) and Certification	Employer Identification Number (If awaiting TIN write "Applied For" and complete Part III and the Certificate of Awaiting Taxpayer Identification Number)

Part III:—Certification—
Under penalties of perjury, I certify that:
	(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
(2)
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
	(3)	I am a U.S. citizen or other U.S. person (as defined on page 1 of the enclosed guidelines).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

	Signature of U.S. person	Date

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT A RATE OF 28% IN 2010 OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER OF SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR" IN THE APPROPRIATE LINE IN PART I OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me pursuant to the tender offer will be withheld.

Signature	Date

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer.—Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service. For federal tax purposes, you are considered a "U.S. person" if you are an individual who is a U.S. citizen or U.S. resident alien, a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, an estate (other than a foreign estate), or a domestic trust (as defined in Treas. Reg. section 301.7701-7).

For this type of account:		Give the social security number of—

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)

For this type of account:		Give the employer identification number of—

6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	The legal entity(4)
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one), but the IRS encourages you to use your SSN.

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAXFORM, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

•
An organization exempt from tax under Section 501(a), an individual retirement account (IRA) where the payor is also the trustee or custodian, or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•
The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.

•
An international organization or any agency or instrumentality thereof.

•
A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•
A corporation.

•
A financial institution.

•
A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•
A real estate investment trust.

•
A common trust fund operated by a bank under Section 584(a).

•
An entity registered at all times during the tax year under the Investment Company Act of 1940.

•
A middleman known in the investment community as a nominee or custodian.

•
A futures commission merchant registered with the Commodity Futures Trading Commission.

•
A foreign central bank of issue.

•
A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

•
Payments to nonresident aliens subject to withholding under Section 1441.

•
Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•
Payments of patronage dividends not paid in money.

•
Payments made by certain foreign organizations.

•
Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

•
Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if you have not provided your correct taxpayer identification number to the payer.

•
Payments described in Section 6049(b)(5) to nonresident aliens.

•
Payments on tax-free covenant bonds under Section 1451.

•
Payments made by certain foreign organizations.

•
Mortgage or student loan interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Privacy Act Notice—Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to the payer. Certain penalties may also apply.

Penalties

(1)    Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)    Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)    Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)    Misuse of Taxpayer Identification Number.—If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil or criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT
YOUR TAX CONSULTANT OR THE
INTERNAL REVENUE SERVICE

The Conversion Agent for the Conversion Offer is:

American Stock Transfer & Trust Co. LLC

American Stock Transfer & Trust Company, LLC
Operations Center
Attn: Reorganization Department
P.O. Box 2042
New York, New York 10272-2042

If delivering by mail:	If delivering by hand or courier:
American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

For Confirmation by Telephone:

718-921-8293

        Any requests for assistance in connection with the Conversion Offer or for additional copies of the offer to convert and consent solicitation/prospectus and the letter of transmittal should be directed to the information agent at the address or telephone numbers set forth below. A noteholder may also contact such noteholder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Conversion Offer.

The Information Agent for the Conversion Offer is:

105 Madison Avenue
New York, New York 10016

(212) 929-5500 (Call Collect)
or
 Call Toll-Free (800) 322-2885

Email: tenderoffer@mackenziepartners.com

        Any questions relating to the Conversion Offer may be directed to the Dealer Managers at their address or telephone numbers set forth below:

Credit Suisse Credit Suisse Securities (USA) LLC Attn: Liability Management Group Eleven Madison Avenue New York, New York 10010 Collect: (212) 538-2147 U.S. Toll-Free: (800) 820-1653	Nomura
Nomura Securities International, Inc.
Attn: Convertible Desk/Liability Management
2 World Financial Center, Building B
New York, New York 10281-1198
Collect: (212) 667-2000
U.S. Toll-Free: (800) 635-2952

DETACH HERE

 DETACH HERE AND RETURN SEPARATELY TO THE ADDRESS LISTED BELOW

NOTICE OF ELECTION TO PARTICIPATE IN THE
PROPOSED SECONDARY OFFERING

of
ACCURIDE CORPORATION

        If you wish to participate in the Proposed Secondary Offering, you must properly complete this Notice of Election to Participate in the Proposed Secondary Offering (this "Notice of Election") and deliver the completed Notice of Election directly to MacKenzie Partners, Inc., the Information Agent for the Conversion Offer.

        An election to participate in the Proposed Secondary Offering will be valid only after timely receipt by the Information Agent of a properly completed and duly executed Notice of Election (or manually signed facsimile thereof), with any required signature guarantees. If you wish to participate in the Proposed Secondary Offering, please complete, execute, detach and return to MacKenzie Partners, Inc. the Notice of Election on the detachable part hereof. An envelope to return your Notice of Election is enclosed.

        Delivery of the Notice of Election should be made to MacKenzie Partners, Inc. at the following address:

MacKenzie Partners, Inc. 105 Madison Avenue New York, New York 10016
Attn: Glen Linde Facsimile: 212-929-0308 Email: Glinde@mackenziepartners.com

        DELIVERY OF THE NOTICE OF ELECTION TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE OR EMAIL, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        THE METHOD OF DELIVERY OF NOTICES OF ELECTION AND OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE NOTEHOLDER. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, BE USED. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE NOTEHOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

NOTICE OF ELECTION TO PARTICIPATE IN THE
PROPOSED SECONDARY OFFERING

of
ACCURIDE CORPORATION

        The undersigned acknowledge(s) receipt of the Offer to Convert and Consent Solicitation/Prospectus dated October 22, 2010 and the related Letter of Transmittal and Consent in connection with the Proposed Secondary Offering.

        The undersigned hereby elects to participate in the Proposed Secondary Offering with respect to the number of shares of Post-Reverse Split Common Stock indicated below that are beneficially owned by the undersigned, on the terms and subject to the conditions set forth in the Offer to Convert and Consent Solicitation/Prospectus and the related Letter of Transmittal and Consent.

SHARES ELECTED TO PARTICIPATE IN PROPOSED SECONDARY OFFERING:(1)	SIGN HERE

Shares	(Signature(s))

Name of Brokerage Firm or DTC Custodian	Please Type or Print Names(s)

Please Type or Print Names(s)

Area Code and Telephone Number
Email Address

Dated:
(1)
Unless otherwise indicated, it will be assumed that all your Shares will be elected for participation in the Proposed Secondary Offering.

Return this Election Notice to:
MacKenzie Partners, Inc.
105 Madison Ave
New York, NY 10016
Attn: Glen Linde

Facsimile: 212-929-0308
Email: glinde@mackenziepartners.com

QuickLinks

Surrender of Convertible Notes for Conversion and in Respect of Which a Consent is Given
NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS
INSTRUCTIONS
IMPORTANT TAX INFORMATION
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
DETACH HERE
DETACH HERE AND RETURN SEPARATELY TO THE ADDRESS LISTED BELOW NOTICE OF ELECTION TO PARTICIPATE IN THE PROPOSED SECONDARY OFFERING of ACCURIDE CORPORATION